EX-99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Tortoise MLP Fund, Inc. does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of Tortoise MLP Fund, Inc. for the period ended November 30, 2015 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Tortoise MLP Fund, Inc. for the stated period.

/s/ P. Bradley Adams	/s/ Brent Behrens
P. Bradley Adams	Brent Behrens
Chief Executive Officer	Principal Financial Officer and Treasurer
Tortoise MLP Fund, Inc.	Tortoise MLP Fund, Inc.

Dated: January 20, 2016

This certification is being furnished pursuant to Item 12(b) of Form N-CSR and Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed filed by Tortoise MLP Fund, Inc. for purposes of Section 18 of the Securities Exchange Act of 1934.